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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                 June 5, 1997
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                            TCF Financial Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



          0-16431                                            41-1591444
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Commission File Number                         (IRS Employer Identification No.)


          801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                    (Address of principal executive offices)


   (612) 661-6500
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Registrant's Telephone Number


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ITEM 5.   OTHER EVENTS

          TCF Financial Corporation (the "Registrant") filed with State of Delaware, Department of State, a Certificate of Amendment of the Registrant's Certificate of Incorporation increasing its authorized common stock from 70,000,000 to 140,000,000 shares, as approved by the Registrant's shareholders at their annual meeting held on April 23, 1997.

          Attached hereto as Exhibit 3(a) and incorporated herein by reference is the Registrant's Certificate of Amendment of Certificate of Incorporation filed with State of Delaware Department of State on June 5, 1997. The Registrant's Restated Certificate of Incorporation, as amended prior to such amendment, is incorporated by reference to
          Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, No. 0-16431.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits


          3(a) Certificate of Amendment of Certificate of Incorporation of TCF Financial Corporation.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 5, 1997

                                   TCF FINANCIAL CORPORATION



                                   By   /s/ Gregory J. Pulles
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                                        Gregory J. Pulles
                                   Its  Vice Chairman